[SHIP] VANGUARD(R)


VANGUARD(R) FUNDS


SUPPLEMENT TO THE PROSPECTUS

Signal(TM) Shares for the Funds are not yet available for purchase.











(C)2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PSSPDF 012007